Cash and Cash Equivalents	12 Months Ended
Mar. 31, 2026
Cash and cash equivalents [abstract]
Cash and cash equivalents

2.1 Cash and cash equivalents

Cash and cash equivalents consist of the following:

(Dollars in millions)
	As of
	March 31, 2026	March 31, 2025
Cash and bank deposits	2,341	2,861
Total Cash and cash equivalents	2,341	2,861

Cash and cash equivalents as of March 31, 2026, and March 31, 2025, include restricted cash and bank balances of $44 million and $50 million, respectively. The restrictions are primarily on account of bank balances held by irrevocable trusts controlled by the Company.

The deposits maintained by the Group with banks and financial institution comprise of time deposits, which can be withdrawn by the Group at any point without prior notice or penalty on the principal.